UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2003

TEL Offshore Trust

(Exact name of Registrant as specified in its charter)

Texas	1-6910	76-6004064
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

JPMorgan Chase Bank, Trustee
Institutional Trust Services
700 Lavaca Street
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (512) 479-2562

Not Applicable

(Former name, former address and former fiscal year,

if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                (c)           Exhibits.

                99.1         Tel Offshore Trust press release dated March 28, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND DISCLOSURE OF FIRST QUARTER DISTRIBUTION AND RESULTS OF OPERATIONS.

                Attached as Exhibit 99.1 is a copy of a press release, dated March 28, 2003, announcing Tel Offshore Trust’s distribution for the first quarter of 2003 and a summary of its results of operations.

                In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL Offshore Trust

By:	JPMorgan Chase Bank, as Corporate Trustee

By:	/s/	Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

Date: April 24, 2003

Exhibit Index

Exhibit Number	Description

99.1	Tel Offshore Trust press release dated March 28, 2003.